UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  SCHEDULE 14A
                                 (Rule 14a-101)


                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                         [X]
Filed by a Party other than the Registrant      [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

     ----------------------------------------------------------------------
                  (Name of Registrants as Specified in Charter)

     ----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrants)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
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     (1)  Title of each class of securities to which transaction applies: ________
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          the filing fee is calculated and state how it was determined):
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     Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
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     (3)  Filing party:______________________________________
     (4)  Date filed: _______________________________________

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
                          c/o Lazard Alternatives, LLC
                        30 Rockefeller Plaza, 58th Floor
                               New York, NY 10112

                     NOTICE OF A SPECIAL MEETING OF MEMBERS
                           To be held on July 30, 2009

Dear Member:

          A Special Meeting (the "Meeting") of members ("Members") of Lazard Alternative Strategies Fund, L.L.C. (the "Company") will be held on July 30, 2009, at 9:00 a.m. (Eastern time) at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112.

          The Meeting is called for the following purposes:

          (1) to elect six persons to serve as members of the Board of Managers of the Company (the "Proposal"); and

          (2) to transact such other business as may properly come before the Meeting and any adjournment thereof.

          The Proposal is discussed in greater detail in the accompanying Proxy Statement.

          You may vote at the Meeting if you are a Member of record of the Company as of the close of business on June 1, 2009. If you attend the Meeting, you may vote in person. If you would like to attend the Meeting you may obtain directions by calling (212) 632- 6000. Members who do not expect to attend the Meeting are urged to mark, sign, date and return a proxy card as soon as possible in the enclosed postage-paid envelope. Alternatively, Members may vote via the internet at https://www.2voteproxy.com/ by entering the control number that appears on your proxy ballot. Executed and returned proxy ballots that are unmarked will be counted in determining whether a quorum is present and will be voted: "For" each Board nominee and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.

          The Proxy Statement accompanying this Notice is also available along with the proxy card and any other proxy materials at https://www.2voteproxy.com/ by entering the control number that appears on your proxy ballot.

          The Company will furnish a copy of the Company's most recent annual report to Members upon request. Please call your Lazard marketing representative or Michelle Minor at PNC Global Investment Servicing, Inc. at (800) 305-0816 to request a copy of this report.

          If you have any questions, please call your client representative.


By Order of the
Board of Managers

Nathan Paul
Secretary

New York, New York
June 30, 2009

          Each Member's vote is important. The Meeting will have to be adjourned without conducting any business if less than a quorum is represented. In that event, the Company would continue to solicit votes in an attempt to achieve a quorum.

YOUR VOTE COULD BE CRITICAL TO ENABLE THE COMPANY TO HOLD THE MEETING AS SCHEDULED, SO PLEASE MARK, SIGN, DATE AND RETURN YOUR PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.
                          c/o Lazard Alternatives, LLC
                        30 Rockefeller Plaza, 58th Floor
                               New York, NY 10112
                             Telephone: 212-632-6000

                           SPECIAL MEETING OF MEMBERS
                           To Be Held on July 30, 2009


                     ---------------------------------------
                                 PROXY STATEMENT
                     ---------------------------------------


          This Proxy Statement is being furnished to members ("Members") of Lazard Alternative Strategies Fund, L.L.C. (the "Company") by the Board of Managers of the Company (the "Board"). The Board is requesting your proxy for use at a Special Meeting of Members (the "Meeting") to be held at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112, on July 30, 2009, beginning at 9:00 a.m. (Eastern time). Your proxy may also be voted at any adjournment of the Meeting.

            In addition to soliciting proxies by mail, officers of the Company and officers and employees of the Company's investment adviser, Lazard Alternatives, LLC ("Lazard Alternatives"), or Lazard Alternatives' sole managing member, Lazard Asset Management LLC ("LAM"), and the Company's administrator, PNC Global Investment Servicing Inc., may solicit proxies by telephone, facsimile or in person, without special compensation. The Company and LAM will share equally the expense of the Meeting, including the costs of solicitation and the expenses of preparing, printing and mailing this Proxy Statement and its enclosures.

          At the Meeting, Members will vote on proposals to elect six persons to serve as members of the Board (the "Proposal"). The close of business on June 1, 2009 has been fixed as the record date (the "Record Date") for the determination of Members entitled to notice of and to vote at the Meeting and any adjournment.

          If you properly execute and return the enclosed proxy card in time to be voted at the Meeting, your interests ("Interests") in the Company will be voted in accordance with the instructions marked on the proxy card. Unless instructions to the contrary are marked, executed and returned proxy cards will be voted "For" each Board nominee and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Meeting or any adjournment thereof.

          If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose an adjournment of the Meeting to permit further solicitation of proxies. The Meeting may be adjourned, without additional notice to Members, by action of a majority of Members present at the Meeting in person or by proxy and entitled to vote. Under the Second Amended and Restated Limited Liability Company Agreement of the Company (the "LLC Agreement"), the presence in person or by proxy of Members holding a majority of the total number of votes eligible to be cast by all Members as of the Record Date will constitute a quorum at the Meeting.

          Each Member is entitled to cast a number of votes equivalent to that Member's investment percentage(1) as of the Record Date. As of the close of business on the Record Date, the total of the capital account balances of all Members was approximately $110,865,934.

          This Proxy Statement is first being mailed to Members on or about June 30, 2009.

          THE COMPANY'S MOST RECENT ANNUAL REPORT TO MEMBERS IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING MICHELLE MINOR AT PNC GLOBAL INVESTMENT SERVICING, INC. AT 800-305-0816.

          As of the Record Date, there were no Members owning of record or known by the Company to own beneficially 5% or more of the outstanding interests in the Company, except for Lazard Diversified Strategies Fund, Ltd. ("Diversified Strategies Ltd."), an investment company incorporated with limited liability under the laws of the Cayman Islands as an exempted company. Diversified Strategies Ltd. is a "feeder fund" that invests substantially all its assets in the Company. None of the Managers holds any outstanding interests in the
Company. Pursuant to a Master/Feeder Agreement between the Company and Diversified Strategies Ltd., Diversified Strategies Ltd. will vote its Interests in the same proportion as the vote of all other Members.

                     ---------------------------------------

                                    Proposal

                              Election of Managers

                     ---------------------------------------

          At the Meeting, Members will vote on six nominees to serve as Managers. The nominees include Kenneth S. Davidson, Nancy A. Eckl, Leon M. Pollack, Richard Reiss and Robert M. Solmson each of whom is currently a manager who is not an "interested person" (as defined by the Investment Company Act of 1940, as amended (the "1940 Act")) of the Company (an "Independent Manager"). Another nominee, John R. Reinsberg, is an "interested person," as defined by the 1940 Act, of the Company and is proposed to replace Michael Rome who resigned from the Board effective June 2, 2009. The Board desires to fill the vacancy created by Mr. Rome's departure and has called this meeting to elect Mr. Reinsberg. Each of Messrs. Pollack, Reiss and Solmson have been previously elected by the Company's Members, but are presented as nominees at this Meeting to allow Members the opportunity to vote on the full


------------------------
(1) The investment percentage of each Member was most recently determined as of June 1, 2009 by dividing the balance of the Member's capital account by the sum of the capital account balances of all Members. The sum of the investment percentages of all Members equals 100%. This means that, if a Member's investment percentage is 1.1%, such Member will have the right to vote the equivalent of 1.1 votes out of a total of 100 votes entitled to be voted by all Members.

Board membership. In addition, election of all Managers at the Meeting should help reduce the need for a meeting of Members in the foreseeable future for that purpose.

          Mr. Reinsberg is not presently serving as a Manager and has not been previously elected by the Company's Members. However, a vote of Members is required in order for a replacement to be elected for Mr. Rome because the 1940 Act permits the Board to fill a vacancy without an election by Members only under circumstances where at least two-thirds of the Board (after the vacancy is filled) was already elected by Members.

          Mr. Reinsberg is proposed as a nominee to serve as the "Principal Manager" of the Company. The Principal Manager presides over meetings of the Board and serves as principal executive officer of the Company. If elected, Mr. Reinsberg would be deemed an "interested" Manager because if he is elected he will become an officer of the Company and, he is currently an officer and employee of LAM and certain of its affiliates.

            The persons named as proxies on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies they are entitled to vote in favor of the election of each nominee to serve as a Manager. All individuals have consented to stand for election and to serve if elected. If elected, each nominee will serve for a term of indefinite duration until his or her successor is elected and qualified, or his or her earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If any nominee should be unable to serve, an event that is not now anticipated, the persons named as proxies will vote for such replacement nominee as may be designated by the presently serving Managers.

          Information regarding the nominees, including brief biographical information, is set forth below.

------------------------------------------------------------------------------
NAME,         POSITION(S)     PRINCIPAL              OTHER DIRECTORSHIPS
ADDRESS(1)    HELD WITH       OCCUPATION(S) DURING   HELD BY MANAGER(3)
AND AGE       COMPANY         THE PAST 5 YEARS
------------------------------------------------------------------------------

Interested Manager
------------------------------------------------------------------------------
John R.       Nominee for     Deputy Chairman of     Member, University of
Reinsberg     Interested      LAM                    Pennsylvania School of
              Manager                                Arts and Sciences Board
(53)(2)                                              of Overseers;
                                                     University of
                                                     Pennsylvania Huntsman
                                                     Program Advisory
                                                     Board;  Board of
                                                     Directors of the
                                                     Alliance for Cancer
                                                     Gene Therapy; Board of
                                                     Directors of The Jewish
                                                     Museum; and Board of
                                                     Directors of the U.S.
                                                     Institute
                                                     (Institutional
                                                     Investor).
------------------------------------------------------------------------------
Independent
Managers
------------------------------------------------------------------------------
Kenneth S.    Manager (since  President, Davidson    Trustee, the Julliard
Davidson      May 2006)       Capital Management     School; Chairman of the
(64)                          Corporation;           Board, Bridgehampton
                              President, Aquiline    Chamber Music Festival;
                              Advisors LLC           Trustee, American
                                                     Friends of the National
                                                     Gallery, London.
------------------------------------------------------------------------------
Nancy A.      Manager (since  Former Vice            Trustee, College
Eckl (46)     February 2007)  President, Trust       Retirement Equities
                              Investments, American  Fund (eight accounts);
                              Beacon Advisors, Inc.  Trustee, TIAA-CREF
                              and Vice President of  Funds (41 funds) and
                              certain funds advised  TIAA-CREF Life Funds
                              by American Beacon     (10 funds), and Member
                              Advisors, Inc.         of the Management
                                                     Committee of TIAA Separate
                                                     Account VA-1.
------------------------------------------------------------------------------
Leon M.       Manager (since  Former Managing        Trustee, Adelphi
Pollack (66)  August 2001)    Director, Donaldson,   University.
                              Lufkin & Jenrette
------------------------------------------------------------------------------
Richard       Manager (since  Chairman, Georgica     Director, O'Charley's,
Reiss         March 2002)     Advisors, LLC, an      Inc., a restaurant
(65)                          investment manager     chain.
------------------------------------------------------------------------------
Robert M.     Manager (since  Former Chief           Director, Colonial
Solmson (62)  August 2005)    Executive Officer and  Williamsburg Co.;
                              Chairman, RFS Hotel    Former Director, Morgan
                              Investors, Inc.        Keegan & Co., Inc.;
                                                     Former Director,
                                                     Independent Bank,
                                                     Memphis.
------------------------------------------------------------------------------

1 The address of each Manager is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

2 Mr. Reinsberg is an "interested person" (as defined by the 1940 Act) of the Company ("Interested Manager") because of his position with LAM.

3 Each Independent Manager also serves as a Director of The Lazard Funds, Inc. and Lazard Retirement Series, Inc., open-end registered management investment companies, and Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc., closed-end registered investment companies (collectively, comprised of 18 investment portfolios, the "Lazard Funds").

Set forth below is the name and certain biographical and other information for the Company's executive officers:

------------------------------------------------------------------------------
NAME,         POSITION(S)        PRINCIPAL OCCUPATION(S) DURING THE PAST
ADDRESS(1)    HELD WITH          5 YEARS
AND AGE       COMPANY(2)
------------------------------------------------------------------------------

Nathan A.     Secretary          Managing Director and General Counsel of
Paul (36)                        LAM.
------------------------------------------------------------------------------
Jagatnarine   Chief Financial    Director (since 2009); Senior Vice
Churaman (36) Financial          President (2006-2008); and Vice
              Officer            President (2004-2005) of LAM.
------------------------------------------------------------------------------
Brian D.      Assistant          Chief Compliance Officer (since 2009)
Simon (47)    Secretary and      and Director (since 2005); and Senior
              Chief              Vice President (2003-2005) of LAM.
              Compliance
              Officer
------------------------------------------------------------------------------


1 The address of each executive officer of the Company is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.

2 Messrs. Simon and Churaman have served as officers of the Company since August 2003 and Mr. Paul has served as an officer of the Company since August 2001. Mr. Simon has served as Chief Compliance Officer of the Company since January 2009. Messrs. Simon and Paul also serve in the same respective capacities for the Lazard Funds.


            BOARD MEETINGS AND COMMITTEES.

          The Board currently has an Audit Committee and a Nominating Committee. The Board has adopted a written charter for each of the Audit Committee and the Nominating Committee. The Company does not provide these Committee charters on a website, but a copy of each Committee's charter is included as Appendix A and Appendix B, respectively, to this Proxy Statement.

          The function of the Audit Committee is to (1) oversee the Company's accounting and financial reporting policies and procedures and internal controls, (2) oversee the quality and objectivity of the Company's financial statements and the independent audit thereof, (3) determine the qualifications and independence of the independent registered public accounting firm, (4) oversee, or assist in Board oversight of, the Company's compliance with legal and regulatory requirements that relate to the Company's accounting and financial reporting, internal control over accounting and financial reporting and independent audits, and (5) act as a liaison between the Company's independent registered public accounting firm and the Board. The Audit Committee currently is comprised of all of the Independent Managers.

          During the fiscal year ended March 31, 2009, the Board held four regular meetings and three special meetings and the Audit Committee held two regular meetings.

          During the fiscal year ended March 31, 2009, each Independent Manager then serving attended at least 75% of the total number of meetings of the Board and, if a member of the Audit Committee or the Nominating Committee, meetings of the committees of which a member, held during the fiscal year.

          The Audit Committee, in discharging its duties, has met with and held discussions with Company management and Deloitte & Touche LLP, the Company's independent registered public accounting firm ("Deloitte"). The Audit Committee has reviewed and discussed the audited financial statements for the fiscal year ended March 31, 2009 with Company management. Deloitte has represented that the Company's financial statements were prepared in accordance with generally accepted accounting principles. The Audit Committee also has discussed with
Deloitte the matters required to be discussed by the PCAOB Ethics and Independence Rule 3526, Communications with Audit Committee Concerning Independence, as currently in effect. Deloitte provided to the Audit Committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the Audit Committee discussed with representatives of Deloitte their firm's independence with respect to the Company. Based on the Audit Committee's review and discussions with management and Deloitte, the representations of management and the report of Deloitte to the Audit Committee, the Audit Committee recommended that the Board approve inclusion of the audited financial statements for the fiscal year ended March 31, 2009 in the Company's Annual Report. The Audit Committee's report is attached as Appendix C.

          Members are reminded, however, that the members of the Audit Committee are not professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Deloitte. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are, in fact, "independent."

          The Nominating Committee, the principal purpose of which is to recommend and select nominees for election as Independent Managers, is currently comprised of all of the Independent Managers. There were no meetings of the Nominating Committee held during the fiscal year ended March 31, 2009.

          In reviewing a potential nominee and in evaluating the re-nomination of current Independent Managers, the Nominating Committee considers relevant factors, including, but not limited to: (i) whether the nominee is qualified to serve as a Manager; (ii) whether the nominee has any relationships that might impair his or her service on the Board; (iii) whether the nominee is able to commit the time necessary for the performance of the duties and responsibilities of a

Manager of the Company; (iv) what contribution the nominee can make to the Board and the Company, considering the nominee's experience, education and other factors deemed relevant by the Nominating Committee; and (v) the nominee's character and integrity. The Nominating Committee will consider nominees recommended by Members in written requests addressed to the attention of the Nominating Committee in care of the Company and which include biographical data regarding the proposed nominee and set forth the qualifications of the proposed nominee. Nominees recommended by Members will be evaluated based on the previously identified criteria.

            MANAGER COMPENSATIOn.

          The following table shows compensation paid to the Independent Managers for the Company's fiscal year ended March 31, 2009 by the Company and from all investment companies for which Lazard Alternatives or an affiliated person of Lazard Alternatives serves as investment adviser. No compensation is paid by the Company to Interested Managers of the Company.


                                                       TOTAL
                                                    COMPENSATION
                                   AGGREGATE         FROM FUND
            NAME OF PERSON,      COMPENSATION       COMPLEX PAID
                POSITION         FROM COMPANY        TO MANAGERS
            -----------------   --------------    ----------------

            Kenneth Davidson,       $21,000           $109,500
            Manager

            Nancy A. Eckl           $21,000           $109,500
            Manager

            Leon M.                 $21,000           $109,500
            Pollack, Manager

            Richard Reiss,          $21,000           $109,500
            Manager

            Robert M.               $21,000           $109,500
            Solmson Manager


          Currently, the Independent Managers are each paid an annual retainer of $10,000 and per meeting fees of $2,000 for in-person meetings and $1,000 for telephonic meetings by the Company, and are reimbursed by the Company for their reasonable out-of-pocket expenses. The Managers do not receive any pension or retirement benefits from the Company. The Board does not have a Compensation Committee.

            MANAGER EQUITY OWNERSHIP.

          The following table sets forth, as of June 30, 2009 with respect to each nominee, certain information regarding the beneficial ownership of equity securities of the Company and of all registered investment companies overseen by the Manager within the same family of investment companies as the Company (the "Fund Complex").


                                                 AGGREGATE DOLLAR RANGE OF
                             DOLLAR RANGE OF    EQUITY SECURITIES OF ALL
                             EQUITY             COMPANIES OVERSEEN OR TO BE
                             SECURITIES         OVERSEEN BY MANAGER OR NOMINEE
NAME OF NOMINEE              OF THE COMPANY     IN FUND COMPLEX*
--------------------------   ---------------    ------------------------------

Kenneth Davidson               None             None

Nancy A. Eckl                  None             $10,001-$50,000

Leon M. Pollack                None             None

Richard Reiss                  None             None

Robert M. Solmson              None             None

John R. Reinsberg              None             Over $100,000

*Information relating to the Nominees' ownership in equity securities of funds in the Fund Complex other than the Company is provided as of December 31, 2008.

          As of June 30, 2009, the Independent Managers, and the immediate family members of the Independent Managers, did not beneficially own, or own of record, securities in Lazard Alternatives or any persons (other than registered investment companies) directly or indirectly controlling, controlled by or under common control with Lazard Alternatives.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.

          Section 16(a) of the Exchange Act of 1934, as amended (the "1934 Act"), and Section 30(h) of the 1940 Act, taken together, require that the Managers, officers of the Company, beneficial owners of more than 10% of the equity securities of the Company, Lazard Alternatives, and directors and officers of Lazard Alternatives (collectively, "Reporting Persons") file with the Securities and Exchange Commission (the "SEC") reports of their beneficial ownership and changes in their beneficial ownership of the Company's securities. To the Company's knowledge, all of its Reporting Persons complied with all filing requirements under Section 16(a) of the 1934 Act during the fiscal year ended March 31, 2009. In making this representation, the Company has relied solely upon representations of current Managers and Officers and on copies of reports filed with the SEC.

          INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          Deloitte was selected by the Audit Committee and unanimously ratified by the Board, including each of the Independent Managers, at a meeting held on June 2, 2009, to serve as the independent registered public accounting firm for the Company for the fiscal year ending March 31, 2010, and has served in such capacity since the Company's inception. Although a representative of Deloitte can attend and make a statement at the Meeting if Deloitte wishes, no representative is expected to be at the Meeting. However, a representative of Deloitte will be available by telephone to respond to appropriate questions during the Meeting.

          AUDIT FEES.

          The aggregate fees billed for professional services rendered by Deloitte for the audit of the Company's annual financial statements for the fiscal years ended March 31, 2009 and March 31, 2008 were $35,125 and $32,500, respectively.

          AUDIT-RELATED FEES.

          For the fiscal years ended March 31, 2009 and March 31, 2008, there were no fees billed by Deloitte for assurance and related services reasonably related to the performance of the audit of the Company's annual financial statements.

          TAX FEES.

          For the fiscal years ended March 31, 2009 and March 31, 2008, the aggregate fees billed by Deloitte for services rendered with respect to tax compliance, tax advice and tax planning were $79,500 and $77,200, respectively.

          ALL OTHER FEES.

          There were no fees billed to the Company in each of the last two fiscal years for products and services provided by Deloitte other than the services reported above.

          NON-AUDIT FEES.

          The aggregate non-audit fees billed by Deloitte for services rendered to the Company and Lazard Alternatives or any entity controlling, controlled by or under common control with Lazard Alternatives that provides ongoing services to the Company (collectively, "Service Affiliates") were $306,750 and $180,600 in the fiscal years ended March 31, 2008 and March 31, 2009, respectively.

          To the extent required by applicable law, the Audit Committee pre-approves: (i) all audit and non-audit services that Deloitte provides to the Company, and (ii) all non-audit services that Deloitte provides to Service Affiliates, if the engagement relates directly to the operations and financial reporting of the Company; provided that the Audit Committee may implement policies and procedures by which such services are approved other than by the full Audit Committee prior to their ratification by the Audit Committee.

          There were no fees billed by Deloitte to either the Company or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the last two fiscal years of the Company. There were no fees billed by Deloitte to Service Affiliates for the last two fiscal years of the Company that required pre-approval by the Company's Audit Committee.

          In  connection  with  selecting  Deloitte to serve as the  independent
registered  public  accounting  firm  for  the  Company,   the  Audit  Committee
considered whether the provision of other services to Service Affiliates that were not pre-approved by the Audit Committee was compatible with maintaining Deloitte's independence and concluded that it was compatible.

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL
                 MEETING OF MEMBERS TO BE HELD ON JULY 30, 2009

     THE FOLLOWING MATERIALS AND INFORMATION RELATING TO THIS PROXY STATEMENT ARE AVAILABLE AT HTTP://WWW.2VOTEPROXY.COM/ BY ENTERING THE CONTROL NUMBER THAT APPEARS ON YOUR PROXY BALLOT:

     o    THIS PROXY STATEMENT;

     o    THE ACCOMPANYING NOTICE OF SPECIAL MEETING OF MEMBERS;

     o    INFORMATION  ON HOW TO OBTAIN  DIRECTIONS  TO ATTEND  THE  MEETING  IN
          PERSON;

     o    A PROXY CARD AND ANY OTHER PROXY MATERIALS;

REQUIRED VOTE

          Those candidates receiving a plurality of the votes cast at any meeting of Members, at which a quorum is present, shall be elected as Managers.

       THE BOARD OF MANAGERS, INCLUDING ALL OF THE INDEPENDENT
                        MANAGERS, UNANIMOUSLY RECOMMENDS
                                  THAT MEMBERS
                         VOTE "FOR" EACH OF THE NOMINEES

                               VOTING INFORMATION

          REVOCATION OF PROXIES AND ABSTENTIONS.

          A Member giving a proxy may revoke it at any time before it is exercised by: (i) submitting to the Company a written notice of revocation; (ii) submitting to the Company a subsequently executed proxy in writing or electronically; (iii) attending the Meeting and voting in person; or (iv) notifying the Company of the revocation by a toll-free telephone call at (800) 305-0816.

          If a proxy (i) is properly executed and returned accompanied by instructions to withhold authority to vote, (ii) represents a nominee "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power to vote) or (iii) is marked with an abstention (collectively, "abstentions"), the Interests represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business.

            QUORUM REQUIREMENTS.

            A quorum of Members is necessary to hold a valid meeting. If Members holding Interests in the Company representing a majority of the total number of votes eligible to be cast by all Members as of the Record Date are present in person or by proxy at the Meeting, a quorum will exist.

            ADJOURNMENTS.

            If a quorum is not present at the Meeting, the persons named as proxies may seek one or more adjournments of the Meeting to permit further solicitation of proxies. If a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to propose an adjournment in such event, the following factors may be considered: the percentage of votes actually cast, the percentage of votes for which authority was withheld, the nature of any further solicitation and the information to be provided to Members with respect to the reasons for the solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the Interests that are represented at the Meeting in person or by proxy. If a quorum is present and an adjournment proposed, the persons named as proxies will vote those proxies which they are entitled to vote "For" the Proposal in favor of such adjournment. At any adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting originally called.

          OTHER MATTERS AND ADDITIONAL INFORMATION

          OTHER BUSINESS AT THE MEETING.

          The Board does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named as proxies to vote on such matters in accordance with their best judgment, unless specific restrictions have been given.

          FUTURE MEMBER PROPOSALS.

          Pursuant to rules adopted by the SEC under the 1934 Act, Members may request inclusion in the Company's proxy statement for meetings of Members certain proposals for action which they intend to introduce at such meeting. Any Member proposals for inclusion in the Company's proxy statement for the next meeting of Members must be presented within a reasonable time before the proxy materials for that meeting are sent to Members. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the 1934 Act. Because the Company does not hold regular meetings of Members, no anticipated date for the next meeting can be provided. Any Member wishing to present a proposal for inclusion in the proxy materials for the next meeting of Members should submit the proposal to the Company in care of Lazard Alternatives, LLC at 30 Rockefeller Plaza, General Counsel, 59th Floor, New York, NY 10112.

          APPRAISAL RIGHTS.

          Members do not have any appraisal rights in connection with the Proposal described in this Proxy Statement.

          RESULTS OF VOTING.

          Members will be informed of the voting results of the Meeting in the Company's next semi-annual report, which is expected to be sent to Members on or before November 29, 2009.

MEMBERS ARE REQUESTED TO MARK, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                    By Order of the Board of Managers

                                    Nathan A. Paul
                                    Secretary

                                    Dated: June 30, 2009

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

                                 (the "Company")


1. The Audit Committee (the "Committee") shall be composed entirely of the members of the Board of Managers of the Company (the "Board," and each member thereof, a "Manager") who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Company (the "Independent Managers").

     The Board shall determine whether the Committee has at least one member who is an "audit committee financial expert," ("ACFE") as such term is defined in the rules adopted under Section 407 of the Sarbanes-Oxley Act of 2002. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of the other Committee members or the Board.

2.   The purposes of the Committee are:

          (a) to oversee the Company's accounting and financial reporting policies and practices, its internal controls and, as the Committee may deem necessary or appropriate, the internal controls of certain service providers;

          (b) to oversee the quality and objectivity of the Company's financial statements and the independent audit thereof;

          (c) to determine the qualifications and independence of the Company's independent auditors;

          (d) to oversee, or, as appropriate, assist Board oversight of, the Company's compliance with legal and regulatory requirements that relate to the Company's accounting and financial reporting, internal control over financial reporting and independent audits; and

          (e) to the extent there are Managers who are not members of the Committee, to act as a liaison between the Company's independent auditors and the Board of Managers.

     The function of the Committee is oversight; it is the responsibility of the Company's management to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

3. To carry out its purposes, the Committee shall have the following duties and powers:

          (a) to recommend the selection, retention or termination of auditors and, in connection therewith, to evaluate the independence of the auditors;

          (b) to the extent required by applicable law, pre-approve: (i) all audit and non-audit services that the Company's independent auditors provide to the Company, and (ii) all non-audit services that the Company's independent auditors provide to the Company's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company;

          (c) to meet with the Company's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to review the scope of non-audit services being provided; (iii) review with the independent auditors any problems or difficulties the independent auditors encountered in the course of the audit work, including any restrictions on their activities or access to requested information, and any significant disagreements with Company management; (iv) to discuss any maters of concern relating to the Company's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (v) to consider the auditors' comments with respect to the Company's financial policies, procedures and internal accounting controls and management's responses thereto; (vi) to review the form of opinion the auditors propose to render to the Managers and the members of the Company; and (vii) to ensure receipt of a formal written statement from the auditors at least annually specifically delineating all relationships between the auditors and the Company, including any relationships or services that may impact the auditors' objectivity and independence;

          (d) to meet with the Company's management and auditors: (i) to discuss the annual audited financial statements and semi-annual financial statements; (ii) to review all critical accounting policies and practices applied by the Company in preparing its financial statements; (iii) to review all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with the Company's management; and (iv) to review other material written communications between the auditor and the Company, including any management letter, report or recommendation on internal controls, schedule of unadjusted differences, engagement letter and independence letter;

          (e) to consider the effect on the Company of any changes in accounting principles or practices proposed by the Company's management or the auditors;

          (f) to review the fees charged by the auditors for audit and non-audit services;

          (g) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Company's accounting or financial reporting;

          (h) to review with the Company's Chief Legal Officer any legal matter which the Committee has been advised could have a significant impact on the Company's financial statements;

          (i) establish procedures for the receipt, retention, and treatment of complaints received by the Company relating to accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company or the Company's investment adviser, administrator, principal underwriter or any other provider of accounting related services for the Company, of concerns regarding questionable accounting or auditing matters pertaining to the Company;

          (j) to review and evaluate the qualifications and independence of the lead partner of the auditors;

          (k) to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

          (l) to require the Company's independent auditors to report any instance of an audit partner of those auditors earning or receiving compensation based on that partner procuring engagements with the Company to provide any services other than audit, review or attest services; and

          (m) to the extent there are Managers who are not members of the Committee, to report its activities to the Board of Managers on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

4. In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Company whom the Committee member reasonably believes to be reliable and competent in the matters presented; or (2) legal counsel, public accountants, or other persons as to matters the Committee member reasonably believes are within the person's professional or expert competence.

     Although the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete, accurate and in accordance with generally accepted accounting principles. The independent auditors are responsible for planning and carrying out audits consistent with applicable legal and professional standards and the terms of their engagement letter.

5. The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

6. The Committee shall have unrestricted access to the Company's records and personnel and shall regularly meet with the senior personnel of the Company's management and any other organization that provides accounting services to the Company.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Company.

8. The Committee shall review this Charter at least annually and recommend for adoption by the Managers any changes that the Committee believes to be necessary or appropriate.

As Revised:  June 2, 2009

                                   APPENDIX B

                   NOMINATING COMMITTEE CHARTER AND PROCEDURES

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

ORGANIZATION

The Nominating Committee (the "Committee") of the Board of Managers (the "Board") of Lazard Alternative Strategies Fund, LLC (the "Fund") shall be composed solely of Managers who are not "interested persons" of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended ("Independent Managers"). The Board shall select the members of the Committee and shall designate the Chairperson of the Committee.

RESPONSIBILITIES

The Committee shall select and nominate persons for election or appointment by the Board as Managers of the Fund.

EVALUATION OF POTENTIAL NOMINEES

In evaluating a person as a potential nominee to serve as a Manager of the Fund, the Committee shall consider, among other factors it may deem relevant:

     o    the character and integrity of the person;

     o whether or not the person is qualified under applicable laws and regulations to serve as a Manager of the Fund;

     o whether or not the person has any relationships that might impair his or her service on the Board;

     o    whether  nomination of the person would be consistent with Fund policy
          and  applicable  laws  and   regulations   regarding  the  number  and
          percentage of Independent Managers on the Board;

     o whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related fund business;

     o whether or not the person is willing to serve and is willing and able to commit the time necessary for the performance of the duties and responsibilities of a Manager of the Fund;

     o the contribution which the person can make to the Board and the Fund, in conjunction with the other Managers, with consideration being given to the person's business and professional experience, education and such other factors as the Committee may consider relevant;

     o whether the Committee believes the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its members; and

     o whether or not the selection and nomination of the person would be consistent with the requirements of any Fund retirement policy.

The Committee is solely responsible for the selection and nomination of Managers. The Committee does not ordinarily consider nominees recommended by Fund members.

NOMINATION OF MANAGERS

After a  determination  by the  Committee  that a person  should be selected and
nominated  as  a  Manager  of  the  Fund,   the  Committee   shall  present  its
recommendation to the full Board for its consideration.

REVIEW OF CHARTER AND PROCEDURES

The Committee shall review the charter and procedures from time to time, as it considers appropriate.

Adopted:  September 29, 2004

                                   APPENDIX C


                            REPORT OF AUDIT COMMITTEE

          The Audit Committee of the Board of Managers of the Company (the "Committee") oversees the Company's accounting and financial reporting policies and practices and the audits of the Company's financial statements. The Committee operates pursuant to an Audit Committee Charter (the "Charter").

          In the performance of its oversight function, the Committee has considered and discussed the March 31, 2009 audited financial statements of the Company with management and with Deloitte & Touche LLP ("Deloitte"), the Company's independent registered public accounting firm. The Committee has also discussed with Deloitte the matters required to be discussed by the PCAOB Ethics and Independence Rule 3526, Communication with Audit Committees Concerning Independence, as currently in effect. The Committee reviewed with Deloitte, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, the Committee has reviewed the written disclosures and the letter from Deloitte required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect and has discussed with Deloitte the independence of the independent registered public accounting firm.

          The Committee discussed with Deloitte the overall scope and plans for the audit. The Committee met with Deloitte, with and without management present, to discuss the results of its examinations, its evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

          Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, the Committee recommended to the Board of Managers (and the Board has approved) that the audited financial statements be included in the Company's Annual Report to Members for the fiscal year ended March 31, 2009 and filed with the Securities and Exchange Commission. Members are reminded, however, that the Committee members are not professionally engaged in the practice of auditing or accounting. The Committee members rely without independent verification on the information provided to them and on the representations made by management and Deloitte. Accordingly, the Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that Deloitte is, in fact, "independent."

              Richard Reiss,  Jr., Audit Committee Chair
              Kenneth S. Davidson,  Audit Committee Member
              Nancy A. Eckl,  Audit Committee  Member
              Leon M. Pollack,  Audit Committee Member
              Robert M. Solmson, Audit Committee Member

May 28, 2009

                                  FORM OF PROXY

                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF MANAGERS

                           SPECIAL MEETING OF MEMBERS
                                  July 30, 2009

This proxy is solicited on behalf of the Board of Managers of Lazard Alternative Strategies Fund, L.L.C. (the "Company") for the Meeting of Members (the "Meeting") and relates to the proposal with respect to the Company.

The undersigned hereby appoints Nathan A. Paul and Brian D. Simon and each of them, proxies for the undersigned (the "Proxies"), with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all interests in the Company ("Interests") which the undersigned is entitled to vote at the Meeting to be held at 9:00 a.m. (Eastern time), on Thursday, July 30, 2009, at the offices of Lazard Asset Management LLC, 30 Rockefeller Plaza, 58th Floor, New York, NY 10112, and any adjournment thereof.

YOUR VOTE IS IMPORTANT. THE INTERESTS REPRESENTED BY THIS PROXY WILL BE VOTED AS INSTRUCTED. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" EACH OF THE NOMINEES FOR MANAGER, WITH
DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

           TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS
               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED
                   LAZARD ALTERNATIVE STRATEGIES FUND, L.L.C.

Your vote is important. You may receive additional proxies in respect of other Interests that you hold. These are not duplicates; you should sign and return each Proxy Card or vote each proxy electronically in order for your votes to be counted.

The Board of Managers (the "Board") of Lazard Alternative Strategies Fund, L.L.C. (the "Company") recommends that you vote FOR the following proposals:

1.   To elect six nominees to serve as Managers of the Company:

                                  FOR          WITHHOLD

     a. Kenneth S. Davidson      [ ]            [ ]

     b. Nancy A. Eckl            [ ]            [ ]

     c. Leon M. Pollack          [ ]            [ ]

     d. John R. Reinsberg        [ ]            [ ]

     e. Richard Reiss            [ ]            [ ]

     f. Robert M. Solmson        [ ]            [ ]

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting or any adjournment thereof.

          Please sign exactly as name(s) appears above. If interests are held in the name of joint owners, each should sign. Attorneys-in-fact, executors, administrators, trustees, guardians etc. should so indicate. If member is a corporation or partnership, please sign in full corporate or partnership name by authorized person.

          If this proxy is properly executed and received by the Company prior to the meeting, the interests in the Company represented hereby will be voted in the manner directed above. If no directions are given, this proxy will be voted "FOR" each of the matters set forth above, in accordance with the Managers' recommendations, and at the discretion of the Proxies on other matters that may properly come before the meeting.

The undersigned hereby acknowledges receipt of the notice of meeting of members and the proxy statement, dated June 30, 2009.


---------------------------------           ------------------
Signature (PLEASE SIGN WITHIN BOX)          Date


---------------------------------           ------------------
Signature (Joint Owners)                    Date